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                        NEW WORLD RESTAURANT GROUP, INC.


                                       and

                               BET ASOCIATES, L.P.


                              STANDSTILL AGREEMENT






                                  JUNE 17, 2003

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                                TABLE OF CONTENTS

                                                                           PAGE


1.       PAYMENT DEFAULT; WARRANT ISSUANCE.....................................2

2.       REPRESENTATIONS AND WARRANTIES BY THE COMPANY.........................3
         2.1      ORGANIZATION AND AUTHORITY OF THE COMPANY....................3
         2.2      AUTHORITY OF THE COMPANY.....................................3
         2.3      NO CONFLICTS; CONSENTS OF THIRD PARTIES......................3

3.       REPRESENTATIONS AND WARRANTIES BY BET.................................4
         3.1      ORGANIZATION AND AUTHORITY OF BET............................4
         3.2      AUTHORITY OF BET.............................................4
         3.3      NO CONFLICTS; CONSENTS OF THIRD PARTIES......................4

4.       FURTHER AGREEMENTS OF THE PARTIES.....................................5
         4.1      FEES AND EXPENSES............................................5
         4.2      NOTICE OF BREACHES...........................................5
         4.3      DEFAULT INTEREST.............................................5
         4.4      FURTHER ASSURANCES...........................................5

5.       MISCELLANEOUS.........................................................5
         5.1      ENTIRE AGREEMENT.............................................5
         5.2      HEADINGS.....................................................5
         5.3      GOVERNING LAW................................................6
         5.4      SEPARABILITY.................................................6
         5.5      WAIVER.......................................................6
         5.6      ASSIGNMENT...................................................6
         5.7      JURISDICTION.................................................6
         5.8      NO THIRD PARTY BENEFICIARIES.................................6
         5.9      COUNTERPARTS.................................................6

                              STANDSTILL AGREEMENT


                                  June 17, 2003


         The parties to this agreement are New World Restaurant Group, Inc., a Delaware corporation (the "Company"), and BET Associates, L.P., a Delaware limited partnership ("BET").

                                    RECITALS

         On March 30, 2002, the Company entered into a Loan and Security Agreement (the "Loan and Security Agreement") with BET, which provides for a $7.5 million revolving loan facility. The facility is secured by substantially all of the Company's assets. The facility was to expire on March 31, 2003. In February 2003, the Company and BET executed an amendment to the facility to extend the maturity of the facility to June 1, 2003. The Company has not repaid the facility and is currently in default of the Loan and Security Agreement.

         The Company called its senior secured increasing rate notes due 2003 (the "Existing Notes") for redemption on June 10, 2003. The Company has not redeemed the Existing Notes, and the Company is in default of the Notes and the Indenture dated as of June 19, 2001, as supplemented (the "Indenture"), by and among the Company, the subsidiary guarantors named therein (the "Subsidiary Guarantors") and The Bank of New York (as successor in interest to the corporate trust business of United States Trust Company of New York), as trustee (the "Trustee"), pursuant to which the Existing Notes were issued.

         The Company is seeking to refinance its Existing Notes and, in connection therewith, is engaged in negotiations with respect to (i) an offering pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended, of $160.0 million of senior secured notes due 2008 and (ii) a new senior revolving credit facility secured by substantially all of the assets of the Company and its subsidiaries, other than certain inactive subsidiaries (the "Refinancing").

         The Company does not want BET to take any action to enforce any of its rights and remedies against the Company or the Subsidiary Guarantors, either directly or indirectly by permitting the Trustee to exercise any rights under the Indenture, for a specified period of time so that the Company can continue its efforts to complete the Refinancing, and BET is willing not to take any such action against the Company or the Subsidiary Guarantors in exchange for $25,000.00.

         Accordingly, it is agreed as follows:

         1. PAYMENT DEFAULT; WARRANT ISSUANCE.

              (a) Notwithstanding anything to the contrary in the Loan Documents (as defined in the Loan and Security Agreement), BET shall not take any Enforcement Action (as hereinafter defined) with respect to the Loan Documents until the earliest of (i) July 15, 2003, (ii) the commencement of a Proceeding (as hereinafter defined) other than by BET in violation of this Agreement, (iii) any breach of this Agreement by the Company, (iv) the redemption of all or a substantial portion of the Existing Notes (as defined in the IRN Standstill Agreement (as hereinafter defined)), (v) the expiration or termination of the "Standstill Period" as such term is defined in the IRN Standstill Agreement, and
(vi) the consummation of the Refinancing.

              (b) "Enforcement Action" shall mean (i) to sue for payment of the amounts outstanding under the Loan and Security Agreement, or to initiate or participate with others in any suit, action or proceeding against the Company or any Subsidiary Guarantor, to (A) enforce payment of or to collect the whole or any part of the indebtedness represented by the Loan and Security Agreement or
(B) commence judicial enforcement of any of the rights and remedies under the Loan Documents or applicable law with respect to the indebtedness represented by the Loan and Security Agreement, (iii) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code or Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder (the "Bankruptcy Code"), or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Company or any Subsidiary Guarantor or (iv) permit the Trustee to (A) enforce payment of or to collect the whole or any part of the indebtedness represented by the Existing Notes or (B) commence judicial enforcement of any of the rights and remedies under the Existing Notes, the Indenture or any Collateral Agreement or applicable law with respect to the indebtedness represented by the Existing Notes, (iii) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code or the Bankruptcy Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Company or any Subsidiary Guarantor.

              (c) "Proceeding" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a person.

              (d) Upon execution of this Agreement, the Company shall pay to BET or its designee by wire transfer of immediately available funds an amount equal to $25,000.00.

              (e) "IRN Standstill Agreement" shall mean that certain Standstill Agreement of even date herewith among the Company and the holders of the Company's senior secured increasing rate notes due 2003.

         2.   REPRESENTATIONS  AND  WARRANTIES  BY  THE  COMPANY.   The  Company
represents and warrants to BET as follows:


            2.1 ORGANIZATION AND AUTHORITY OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power, right and authority to enter into and perform this Agreement in accordance with its terms and to own, lease and operate its properties as it now does and to carry on its business as it is presently being conducted.

            2.2  AUTHORITY  OF  THE  COMPANY.  The  Company  has  all  necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties to this Agreement, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally now or hereafter in effect and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

            2.3  NO CONFLICTS; CONSENTS OF THIRD PARTIES.

              (a) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement will not (i) conflict with the certificate of incorporation or by-laws of the Company; (ii) conflict with, or result in the breach or termination of, or constitute a default under any lease, agreement, commitment or other instrument, or any order, judgment or decree, to which the Company is a party or by which it is bound; (iii) constitute a violation by the Company of any law, regulation, order, writ, judgment, injunction or decree applicable to it; or
(iv) result in the creation of any claim, lien, security interest, charge or encumbrance upon any of the capital stock of the Company or upon any assets of the Company.

              (b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement will not, require any consent, approval, authorization of, or declaration or filing with any governmental body, court or other person or entity.

         3. REPRESENTATIONS AND WARRANTIES BY BET. BET represents and warrants to the Company as follows:

            3.1 ORGANIZATION AND AUTHORITY OF BET. BET is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power, right and authority to enter into and perform this Agreement in accordance with its terms.

            3.2  AUTHORITY OF BET.  BET has all  necessary  limited  partnership power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by BET and the consummation by BET of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary limited partnership action on the part of BET, and no other limited partnership proceedings on the part of BET are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by BET and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties to this Agreement, constitutes a legal, valid and binding obligation of BET, enforceable against BET in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally now or hereafter in effect and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

            3.3 NO CONFLICTS; CONSENTS OF THIRD PARTIES.

              (a) The execution, delivery and performance of this Agreement by BET and the consummation of the transactions contemplated by this Agreement will not (i) conflict with the limited partnership agreement of BET; (ii) conflict with, or result in the breach or termination of, or constitute a default under any lease, agreement, commitment or other instrument, or any order, judgment or decree, to which BET, is a party or by which it is bound; or (iii) constitute a violation by BET of any law, regulation, order, writ, judgment, injunction or decree applicable to it.

              (b) The execution and delivery of this Agreement by BET does not, and the performance of this Agreement by BET and the consummation by BET of the transactions contemplated by this Agreement will not, require any consent, approval, authorization of, or declaration or filing with any governmental body, court or other person or entity.

         4. FURTHER AGREEMENTS OF THE PARTIES.

            4.1 FEES AND EXPENSES. The Company shall be responsible for and reimburse BET for all of the fees and expenses, in an aggregate amount not in excess of $5,000, incurred by BET, including, without limitation, the fees and expenses of counsel to BET, in connection with the negotiation, drafting and preparation of this Agreement.

            4.2 NOTICE OF BREACHES. The Company shall immediately notify BET of any Default (as defined in the Loan and Security Agreement) or Event of Default (as defined in the Loan and Security Agreement) after the Company has actual knowledge of any event or condition that constitutes a Default or an Event of Default.

            4.3 DEFAULT INTEREST. The Company acknowledges that, in accordance with Section 2.6 of the Loan and Security Agreement, all Obligations (as defined in the Loan and Security Agreement) that have been charged to the Loan Account (as defined in the Loan and Security Agreement) since June 1, 2003 shall bear interest on the Daily Balance (as defined in the Loan and Security Agreement) thereof at a per annum rate equal to fifteen percent (15%).

            4.4 FURTHER ASSURANCES. At any time and from time to time after the date of this Agreement, each of the parties shall, without further consideration, execute and deliver or cause to be executed and delivered to the other parties such additional instruments, and shall take such other action as the other parties may request to carry out the transactions contemplated by this Agreement.

         5. Miscellaneous.

            5.1 ENTIRE AGREEMENT. This Agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes any previous agreements among them relating to that subject matter and cannot be changed or terminated orally. Except as specifically set forth in this Agreement, there are no representations or warranties by any party in connection with the transactions contemplated by this Agreement.

            5.2 HEADINGS. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

            5.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

            5.4 SEPARABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

            5.5 WAIVER. Any party may waive compliance by any other party with any provision of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.

            5.6 ASSIGNMENT. No party may assign any of its rights or delegate any of its duties under this Agreement without the consent of the other parties.

            5.7 JURISDICTION. The courts of the State of New York in New York county and the United States District Court for the Southern District of New York shall have exclusive jurisdiction over the parties with respect to any dispute or controversy among them arising under or in connection with this Agreement and, by execution and delivery of this Agreement, each of the parties to this Agreement submits to the jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of any personal or subject matter jurisdiction and any similar grounds, consents to service of process by mail or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

            5.8 NO THIRD PARTY BENEFICIARIES This Agreement does not create, and shall not be construed as creating, any rights in favor of any person not a party to this Agreement.

            5.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be considered an original and all of which shall be considered a single instrument.


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                                       6

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers or authorized representatives as of the date first written above.

                           NEW WORLD RESTAURANT GROUP, INC.


                           By: _______________________
                               Name: Anthony D. Wedo
                               Title: Chief Executive Officer


                           BET ASSOCIATES, L.P.

                           By: _______________________
                               Name:
                               Title: